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EXHIBIT 99.1

Certification Pursuant to 18 U.S.C. § 1350 (Section 906 of Sarbanes-Oxley Act of 2002)

Burzynski Research Institute, Inc.

        In connection with the Quarterly Report of Burzynski Research Institute, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanislaw R. Burzynski, President, Secretary, and Treasurer (Chief Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 11, 2003

/s/ STANISLAW R. BURZYNSKI Stanislaw R. Burzynski, President, Secretary, Treasurer (Chief Financial Officer), and Chairman of the Board of Directors

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EXHIBIT 99.1
Certification Pursuant to 18 U.S.C. § 1350 (Section 906 of Sarbanes-Oxley Act of 2002)